Exhibit 99.2
Earnings Call 1Q 2022 Friday, April 29, 2022 Exhibit 99.2

DISCLAIMER

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as "may," "approximately," "continue," "should," "expects," "projects," "anticipates," "is likely," "look ahead," "look forward," "believes," "will," "intends," "estimates," "strategy," "plan," "could," "potential," "possible" and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the interest rate environment, rising interest rates, and their impact on the Bank's earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank's loan and securities portfolios, and the market value of SouthState's equity; (3) risks related to the merger and integration of SouthState and CSFL including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the parties are unable to successfully integrate each party's businesses into the other's businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks related to the merger and integration of SouthState and Atlantic Capital including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Atlantic Capital's operations into SouthState's operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Atlantic Capital's businesses into SouthState's businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (5) risks relating to the continued impact of the Covid19 pandemic on the Company, including possible impact to the Company and its employees from contacting Covid19, and to efficiencies and the control environment due to the changing work environment and to our results of operations due to government stimulus and other interventions to mitigate the impact of the pandemic; (6) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank's results of operations, customer base, expenses, suppliers and operations; (7) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (8) potential deterioration in real estate values; (9) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin; (10) risks relating to the ability to retain our culture and attract and retain qualified people; (11) credit risks associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (12) risks related to the ability of the company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (13) liquidity risk affecting the Bank's ability to meet its obligations when they come due; (14) risks associated with an anticipated increase in SouthState's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (15) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (16) transaction risk arising from problems with service or product delivery; (17) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (18) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (19) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (20) reputation risk that adversely affects earnings or capital arising from negative public opinion; (21) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (22) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of recently issued proposed regulatory guidance and regulation relating to climate change; (23) greater than expected noninterest expenses; (24) excessive loan losses; (25) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the Atlantic Capital integration, and potential difficulties in maintaining relationships with key personnel; (26) reputational risk and possible higher than estimated reduced revenue from announced changes in the Bank's consumer overdraft programs; (27) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (28) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState's performance and other factors; (29) ownership dilution risk associated with potential acquisitions in which SouthState's stock may be issued as consideration for an acquired company; (30) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (31) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, such as the ongoing Covid19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (32) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (33) other factors that may affect future results of SouthState, as disclosed in SouthState's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission ("SEC") and available on the SEC's website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

2

SouthState Corporation Overview of Franchise (1)



RICHMOND
RALEIGH
CHARLOTTE
GREENVILLE
WILMINGTON
HUNTSVILLE
BIRMINGHAM
ATLANTA
COLUMBIA
AUGUSTA
MYRTLE BEACH
CHARLESTON
HILTON HEAD
SAVANNAH
(283)
MOBILE
PENSACOLA
JACKSONVILLE
ST. AUGUSTINE
GAINESVILLE
OCALA
DAYTONA BEACH
ORLANDO
MERRITT ISLAND
CLEARWATER
TAMPA
WINTER HAVEN
PORT ST. LUCIE
SARASOTA
WEST PALM BEACH
FORT MYERS
FORT LAUDERDALE
MIAMI
KEY LARGO

$46 Billion in assets

$27 Billion in loans

$39 Billion in deposits

$5.8 Billion market cap

BEST-IN-STATE BANKS — Forbes 2021 — POWERED BY STATISTA

#1 in Florida
#2 in Georgia
#3 in South Carolina

Top 50 Public Banks 2021 — S&P Global Market Intelligence

Ranked **#30** by S&P Global

16 Greenwich Excellence and Best Brand awards from Coalition Greenwich

Forbes 2022 AMERICA'S BEST BANKS

Top 30 Forbes 100 Best Banks in America 2022

3

(1) Financial metrics as of March 31, 2022; market cap as of April 27, 2022

The SouthState Way
CULTURAL CORNERSTONES

SouthState

The WHY To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose.

The **WHAT**
Guiding Principles



Growth
Profitability
Soundness
Integrity
Accountability
Leadership

The **HOW**
Core Values

Local Market Leadership
Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer.

Long-Term Horizon
We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth.

Remarkable Experiences
We will make our customers' lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers.

Meaningful and Lasting Relationships
We communicate with candor and transparency. The relationship is more valuable than the transaction.

Greater Purpose
We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community.

4

5 5

STRONG POPULATION GROWTH TRENDS

- SouthState is located in four of the top six states for highest population growth over the past year
- The four states highlighted below represent 93% of SouthState's total deposits

Top 10 States in Population Growth (July 2020 to July 2021)					
Rank	State	April 1, 2020 (Estimates Base)	July 1, 2020	July 1, 2021	Population Growth (actual)
1	Texas	29,145,505	29,217,653	29,527,941	310,288
2	**Florida**	**21,538,187**	**21,569,932**	**21,781,128**	**211,196**
3	Arizona	7,151,502	7,177,986	7,276,316	98,330
4	**North Carolina**	**10,439,388**	**10,457,177**	**10,551,162**	**93,985**
5	**Georgia**	**10,711,908**	**10,725,800**	**10,799,566**	**73,766**
6	**South Carolina**	**5,118,425**	**5,130,729**	**5,190,705**	**59,976**
7	Utah	3,271,616	3,281,684	3,337,975	56,291
8	Tennessee	6,910,840	6,920,119	6,975,218	55,099
9	Idaho	1,839,106	1,847,772	1,900,923	53,151
10	Nevada	3,104,614	3,114,071	3,143,991	29,920

Source: U.S. Census Bureau, December 2021

6

INVESTMENT THESIS7 •True alternative to the largest banks with capital markets platform and upgraded technology solutions•High growth markets•Low-cost core deposit base•Diversified revenue streams •Strong credit quality and disciplined underwriting •Energetic and experienced management team with entrepreneurial ownership culture

Quarterly Results

HIGHLIGHTS | LINKED QUARTER

	4Q21	1Q22
GAAP		
Net Income	$ 106.8	$ **100.3**
EPS (Diluted)	$ 1.52	$ **1.39**
Return on Average Assets	1.02 %	**0.95** %
Non-GAAP*		
Return on Average Tangible Common Equity	14.63 %	**13.97** %
Non-GAAP, Adjusted*		
Net Income	$ 112.1	$ **121.9**
EPS (Diluted)	$ 1.59	$ **1.69**
Return on Average Assets	1.08 %	**1.15** %
Return on Average Tangible Common Equity	15.30 %	**16.79** %

Dollars in millions, except per share data

* The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of branch consolidation and merger-related expenses, securities gains or losses and initial PCL on nonPCD loans and unfunded commitments acquired from ACBI - See reconciliation of GAAP to Non-GAAP measures in Appendix

9

QUARTERLY HIGHLIGHTS | 1Q 2022

- Completed Atlantic Capital Bancshares, Inc. ("ACBI") merger on March 1, 2022
- Reported & adjusted diluted Earnings per Share ("EPS")[1] of $1.39 and $1.69, respectively
- Pre-Provision Net Revenue ("PPNR")[2] of $129.2 million, or 1.22% PPNR ROAA[2]
- Loans[3] increased $381.3 million, or 6.3% annualized from prior quarter
- Core net interest income[4] (non-GAAP)[1] increased $9.0 million from prior quarter
- Noninterest income of $86.1 million, decreased by $5.8 million compared to 4Q 2021
- Net charge-offs of $2.3 million, or 0.04% annualized; negative provision for credit losses of $8.4 million, net of the $17.1 million initial provision recorded for nonPCD loans and UFC acquired from ACBI
- Repurchased 1,012,038 shares during 1Q 2022 at a weighted average price of $85.43 and 300,000 shares repurchased in April 2022, bringing total 2022 repurchases to ~1.31 million shares at a weighted average price of $83.99

(1) Adjusted figures above exclude the impact of merger-related expenses, securities gains or losses and initial provision for credit losses on nonPCD loans and unfunded commitments acquired from ACBI; Core net interest income excluding loan accretion and net deferred fees on PPP is also a non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix

(2) Adjusted PPNR and PPNR ROAA are Non-GAAP financial measures that exclude the impact of merger-related expenses and extinguishment of debt cost - See reconciliation of GAAP to Non-GAAP measures in Appendix

(3) Excluding acquisition date loan balances acquired from ACBI and PPP loans

(4) Excluding loan accretion and net deferred fees on PPP loans

10

NET INTEREST MARGIN



Net Interest Income excld. Accretion**
Accretion**
Net Interest Income
Net Interest Margin*
Net Interest Income excluding accretion increased 10% from 1Q21 – 1Q22
$ in millions
$320
$280
$240
$200
$160
$120
3.2%
2.4%
1.6%
0.8%
0.0%
3.12%
2.87%
2.86%
2.78%
2.77%
$262.0
$253.1
$260.0
$258.1
$261.5
$30.8
$20.5
$21.6
$13.4
$7.7
$231.2
$232.6
$238.4
$244.7
$253.8
1Q21
2Q21
3Q21
4Q21
1Q22

Dollars in millions

* Tax equivalent

** Accretion includes PPP loans deferred fees and loan discount accretion

Tax equivalent NIM is Non-GAAP financial measures - See reconciliation of GAAP to Non-GAAP measures in Appendix

11

LOAN PRODUCTION VS LOAN GROWTH



Loan Production (1)
Loan Portfolio Growth (1)
$ in millions
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
-$500
$1,256**
$1,791
$1,933
$2,079
$1,699
$1,470
$1,535
$1,879
$1,834
$2,355
$2,636
$3,129
$2,582***
$180
$82
$267
$153
$180
$(372)
$(277)
$(155)
$(185)
$169
$573
$396
$381***
1Q19*
2Q19*
3Q19*
4Q19*
1Q20*
2Q20*
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22

Dollars in millions

(1) Excludes loans held for sale and PPP; loan production indicates committed balance total; loan portfolio growth indicates quarter-over-quarter loan ending balance growth, excluding loans held for sale and PPP

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. The combined historical information excludes ACBI.

** 1Q19 loan production excludes production from National Bank of Commerce ("NBC"); National Commerce Corporation, the holding company of NBC, was acquired by CenterState in 2Q 2019

*** 1Q22 loan production excludes production by legacy ACBI; 1Q22 loan portfolio growth excludes acquisition date loan balances acquired from ACBI

12

QTD Production ($mm)$1,299$1,381$1,271 Refinance37%31%30% Purchase63%69%70%MORTGAGE BANKING DIVISION (1)Includes pipeline, LHFS and MBS forwards13 Highlights Quarterly Mortgage Production Gain on Sale Margin•Mortgage banking income of $10.6 million in 1Q 2022 compared to $12.0 million in 4Q 2021•Secondary pipeline at 1Q 2022 of $260 million, as compared to $254million at 4Q 2021 4.33%2.85%3.13%2.83%2.87%1Q212Q213Q214Q211Q22 Mortgage Banking Income ($mm) 53%47%1Q22 33%67%1Q21 Portfolio Secondary 46%54%4Q21 1Q214Q211Q22 Secondary Market Gain on Sale, net $ 26,673 $ 15,417 $ 14,381 Fair Value Change(1) (101) (5,081) (6,383) Total Secondary Market Mortgage Income $ 26,572 $ 10,336 $ 7,998 MSR Servicing Fee Income $ 3,196 $ 3,620 $ 3,837 Fair Value Change (2,888) (1,912) (1,241) Total MSR-Related Income $ 308 $ 1,708 $ 2,596 Total Mortgage Banking Income $ 26,880 $ 12,044 $ 10,594

•Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to over 1,000 financial institutions across the country CORRESPONDENT BANKING DIVISION1,173 Financial Institution Clients14 $28.7 $25.9 $25.2 $30.2 $28.0 $0.0$5.0$10.0$15.0$20.0$25.0$30.0$35.0 $- $5 $10 $15 $20 $25 $30 $351Q212Q213Q214Q211Q22$ in millionsCorrespondent Revenue Breakout ARC Revenues FI Revenues Operational RevenuesTotal Revenue

Interest Rate Sensitivity

CASH & SECURITIES


Investments ($)
Fed Funds & Int. Earning Cash ($)
Avg. 10-Yr Treasury
$ in billions
$15.0
$12.0
$9.0
$6.0
$3.0
$-
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
$4.7B
$6.4B
$7.3B
$7.8B
$8.7B
$10.9B
$11.6B
$12.1B
$13.5B
$14.4B
$0.6
$2.0
$4.0
$4.1
$4.2
$5.6
$5.9
$5.7
$6.4
$5.4
$4.1
$4.4
$3.3
$3.7
$4.5
$5.3
$5.7
$6.4
$7.1
$8.9
1.80%
1.38%
0.69%
0.65%
0.86%
1.32%
1.59%
1.33%
1.53%
1.98%
4Q19*
1Q20*
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22

Dollars in billions

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. The combined historical information excludes ACBI.

16

EXCESS LIQUIDITY PROVIDES SIGNIFICANT TAILWIND



Fed Funds & Interest Earning Cash / Assets
Peer Avg. - Fed Funds & Interest Earning Cash / Assets (1)
Investments / Assets
Peer Avg. - Investments / Assets (1)
24%
19%
14%
9%
4%
-1%
18.6%
18.8%
17.9%
18.4%
18.6%
19.3%
20.3%
21.0%
21.5%
23.3%
12.4%
12.4%
8.7%
9.9%
11.8%
13.3%
14.2%
15.7%
17.1%
19.3%
1.8%
5.8%
10.6%
10.9%
11.2%
14.1%
14.6%
13.9%
15.2%
11.8%
3.0%
3.2%
5.5%
5.5%
7.4%
8.8%
9.7%
10.5%
10.9%
7.4%
4Q19*
1Q20*
2Q20*
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22

(1) Source: S&P Global Market Intelligence; Peers as disclosed in the most recent SSB proxy statement; The 1Q22 averages are based on MRQs available as of April 28, 2022

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable, included in the Appendix to this presentation. The combined historical information excludes ACBI.

17

PREMIUM CORE† DEPOSIT FRANCHISE

Deposits by Type


Checking Accounts Composition
Time Deposits
$2.8B
Noninterest-bearing Checking
$14.1B
Money Market
$9.1B
Total Deposits
$38.8 Billion
Savings
$3.5B
Interest-bearing Checking
$9.3B
36%
Commercial
34%
Small Business
30%
Retail

Checking Type	Avg. Checking Balance
Commercial	$272,700
Small Business	$55,900
Retail	$12,200

Deposit Mix vs. Peers


Checking Accounts
MM & Savings
Time Deposits
100%
80%
60%
40%
20%
0%
7%
33%
60%
7%
50%
43%
SSB
Peer Average (1)

- Total cost of deposits for 1Q22: 5 bps
- ~ 831 thousand checking accounts / ~1.2 million total deposit accounts

Data as of March 31, 2022

Dollars in billions except for average checking balances

† Core deposits defined as non-time deposits

(1) Source: S&P Global Market Intelligence; 1Q22 MRQs available as of April 27, 2022; Peers as disclosed in the most recent SSB proxy statement

18

INTEREST RATE RISK PROFILE 2.0%4.0%8.0%15.5%1.2%2.4%4.7%9.1%0%2%4%6%8%10% 12% 14% 16% 18%Up 25 bpsUp 50 bpsUp 100 bpsUp 200 bpsYear 1 Net Interest Income Sensitivity(1) Instantaneous Shock Ramp19 50.1%50.1%31.9%42.0%18.0%7.9%0%10%20%30%40%50% 60% Variable Equals 1 Month or Less Variable Equals 12 Months or LessLoan Repricing Frequency (excluding PPP) Fixed Variable Adjustable (1)Denotes percentage change in net interest income from the base case scenario that assumes the April 2022 Moody’s Baseline forecast19

WELL-POSITIONED FOR HIGHER RATES – HISTORICAL DEPOSIT BETA*


Cost of Deposits
Average Fed Funds Rate
Average 5-YR UST
4Q15 - 2Q19 SouthState total deposit beta (including DDA) equal to 24%; deposit beta for first 100 bps increase equal to 5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.58% 1.37% 1.24% 1.12% 1.61% 1.94% 1.80% 1.81% 2.07% 2.53% 2.76% 2.80% 2.88% 2.47% 2.12%
0.16% 0.37% 0.37% 0.40% 0.45% 0.70% 0.95% 1.16% 1.20% 1.45% 1.74% 1.92% 2.22% 2.40% 2.40%
0.12% 0.12% 0.11% 0.11% 0.12% 0.13% 0.15% 0.17% 0.19% 0.25% 0.34% 0.44% 0.52% 0.56% 0.64%
4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable.

Historic deposit beta excludes ACBI.

20

Balance Sheet Strength

TANGIBLE BOOK VALUE PER SHARE(1) PLUS CAPITAL RETURN PER SHARE



Tangible Book Value per Share ("TBVPS")
Cumulative Dividends
Cumulative Repurchases per Share
Change in AOCI per Share
$39.13
$39.13
$0.77
2019
$43.49
$0.45
$1.88
$41.16
$0.66
2020
$50.96
$2.54
$3.80
$44.62
$(0.99)
2021
$49.09
$3.75
$4.29
$41.05
$(3.60)
1Q22

(1) The tangible measure is a non-GAAP measure and excludes the effect of period end balances of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix

22

CAPITAL RETURN TO SHAREHOLDERS $38.6$50.6$57.7$98.3$135.3$33.9$68.4$156.9$24.7$146.4$86.5 $38.6 $119.0 $214.6 $123.0 $281.7 $120.4 $0$80$160$240$320201720182019202020211Q22$ in millions Dividends Equity Repurchases23•Returned $120.4 million to shareholders in 1Q22 through share repurchases and dividends•1.3 million shares repurchased YTD represents 1.7%(1)of outstanding shares •Annualized dividend of $1.96 represents an attractive dividend yield of2.6%(2) Dollars in millions(1)YTD repurchases of outstanding shares based on outstanding shares as of April 12, 2022(2)Dividend yield based on stock price as of April 27, 202223

LOAN AND DEPOSIT TRENDS



Loans(1)
Total Loans
PPP
$ in billions
$28
$24
$20
$16
$12
$8
$4
$-
$24.4B
$24.0B
$23.8B
$23.9B
$26.6B
$1.9
$1.3
$0.5
$0.2
$0.1
$22.5
$22.7
$23.3
$23.7
$26.4
1Q21
2Q21
3Q21
4Q21
1Q22



Deposits
Noninterest-bearing Checking
Interest-bearing Checking
MMA & Savings
Time Deposits
$ in billions
$42
$36
$30
$24
$18
$12
$6
$-
$32.4B
$33.2B
$33.6B
$35.1B
$38.8B
$3.5
$3.3
$3.0
$2.8
$2.8
$10.8
$11.0
$11.3
$11.8
$12.6
$7.4
$7.7
$7.9
$9.0
$9.3
$10.8
$11.2
$11.4
$11.5
$14.1
1Q21
2Q21
3Q21
4Q21
1Q22

Dollars in billions

(1) Excludes loans held for sale

24

TOTAL LOAN PORTFOLIO

Loans by Type



Cons / Other 4%
CDL (1) 9%
Investor CRE (2) 31%
Consumer RE 19%
Total Loans $26.4 Billion
Owner-Occupied CRE 20%
C&I 17%

Loan Type	No. of Loans	Balance	Avg. Loan Balance
Constr., Dev. & Land	5,459	$ 2.32B	$ 424,300
Investor CRE	9,358	8.16B	871,800
Owner-Occupied CRE	8,358	5.35B	639,700
C & I	18,485	4.44B	240,600
Consumer RE	38,330	4.99B	130,200
Cons / Other(3)	45,732	0.97B	21,300
Total(3)	**125,722**	**$ 26.23B**	**$ 208,600**

Loan Relationships	
Top 10	Represents ~ 2% of total loans
Top 20	Represents ~ 4% of total loans

Data as of March 31, 2022

Loan portfolio balances, average balances or percentage exclude loans held for sale and PPP loans

(1) CDL includes residential construction, commercial construction, and all land development loans

(2) Investor CRE includes nonowner-occupied CRE and other income producing property

(3) Excludes SELF loans acquired from ACBI

25

ASSET QUALITY METRICS (0.00)%0.03%0.00%0.02%0.04% (0.01)% -% 0.01% 0.02% 0.03% 0.04% 0.05%1Q212Q213Q214Q211Q22Net Charge-Offs (Recoveries) to Loans Dollarsinmillions(1)ExcludesloansheldforsaleandPPPloans 3.12%2.92%2.65%2.11%2.03%1.84%1.68%1.48%1.02%0.97%1.28%1.24%1.17%1.09%1.06%0%1%2%3% 4%1Q212Q213Q214Q211Q22Criticized & Classified Asset Trends Combined Special Mention / Assets Substandard / Assets 0.46%0.38%0.40%0.35%0.44% 0.3% 0.4% 0.5% 0.6%1Q212Q213Q214Q211Q22Nonperforming Assets to Loans & OREO26

HIGH QUALITY INVESTMENT PORTFOLIO

Investment Portfolio† Composition


Agency MBS(1)
Municipal
Treasury & agency
Other
74%
13%
7%
6%
Total Investment Portfolio†
$8.8 Billion

Type	AFS Balance	AFS Duration (yrs)(3)	HTM Balance	HTM Duration (yrs)
Agency MBS(1)	$3.86B	4.4	$2.57B	5.1
Municipal	$1.13B	8.5	-	-
Treasury & agency	$0.45B	2.8	$0.20B	5.6
Other	$0.49B	3.9	$0.06B	6.9
Total	**$5.93B**	**5.0**	**$2.83B**	**5.2**

Investment Securities Yield (2)


2.0%
1.5%
1.0%
1.52%
1.49%
1.51%
1.53%
1.75%
1Q21
2Q21
3Q21
4Q21
1Q22

Municipal Bond Rating


AAA
AA+
AA
AA-
A+
A
42%
28%
24%
5%
1%
0.7%

- 94% of municipal portfolio is AA or higher rated

Dollars in billions

Data as of March 31, 2022

† Investment portfolio excludes non-marketable equity

(1) MBS issued by U.S. government agencies or sponsored enterprises (commercial and residential collateral)

(2) Investment securities yield include non-marketable equity and trading securities

(3) Excludes unsettled trades as of March 31, 2022

27

CAPITAL RATIOS (1)Preliminary* The tangible measures are non-GAAP measures and exclude the effect of period end balance of intangible assets -See reconciliation of GAAP to Non-GAAP measures in Appendix28 4Q211Q22(1) Tangible Common Equity * 7.7%7.0% Tier 1 Leverage 8.1%8.5% Tier 1 Common Equity 11.8%11.4% Tier 1 Risk- Based Capital 11.8%11.4% Total Risk- Based Capital 13.6%13.3% Bank CRE Concentration Ratio 239%243% Bank CDL Concentration Ratio 55%57%

Appendix

PPNR[1]



PPNR excld. Accretion*
Accretion *
$200
$150
$100
$50
$-
$ in millions
$139.6
$30.8
$108.8
$113.4
$20.5
$92.9
$132.2
$21.6
$110.6
$132.6
$13.4
$119.2
$129.2
$7.7
$121.5
1Q21
2Q21
3Q21
4Q21
1Q22

Dollars in millions

(1) Adjusted PPNR is a Non-GAAP financial measure that excludes the impact of merger-related expenses and extinguishment of debt cost - See reconciliation of GAAP to Non-GAAP measures in Appendix

* Accretion includes PPP loans deferred fees and loan discount accretion

30

CURRENT & HISTORICAL 5-QTR PERFORMANCE



Revenue Composition
NIM / Revenue
Noninterest Income / Revenue
Avg. 10-year UST
Total Revenue
$358M
$332M
$347M
$350M
$348M
27%
24%
25%
26%
24%
73%
76%
75%
74%
76%
1.98%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1Q21
2Q21
3Q21
4Q21
1Q22



Net Interest Margin ("NIM")
NIM ($)
NIM (%)
$ in millions
$300
$280
$260
$240
$220
$200
3.12%
2.87%
2.86%
2.78%
2.77%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
1Q21
2Q21
3Q21
4Q21
1Q22



Noninterest Income
Noninterest Income
Noninterest Income / Avg. Assets
$ in millions
$140
$120
$100
$80
$60
$40
$20
$-
1.02%
0.80%
0.85%
0.88%
0.81%
$96
$79
$87
$92
$86
1.4%
1.3%
1.2%
1.1%
1.0%
0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
1Q21
2Q21
3Q21
4Q21
1Q22



Efficiency Ratio
Efficiency Ratio
Adjusted Efficiency Ratio
90%
75%
60%
45%
30%
15%
0%
61%
58%
76%
63%
64%
59%
61%
59%
63%
60%
1Q21
2Q21
3Q21
4Q21
1Q22

Dollars in millions

Total revenue and noninterest income are adjusted by securities gains or losses; Tax equivalent NIM, efficiency ratio and adjusted efficiency ratio are Non-GAAP financial measures; Adjusted Efficiency Ratio excludes the impact of branch consolidation, merger-related expenses, securities gains or losses, extinguishment of debt cost, FHLB Advances prepayment penalty, swap termination expense, income tax benefit related to the carryback of tax losses under the CARES Act and amortization expense on intangible assets, as applicable – See Current & Historical Efficiency Ratio and Net Interest Margin reconciliation in Appendix

31

LOSS ABSORPTION CAPACITY | 1Q 2022 Dollars in millions(1)Excludes PPP loans and loan held for sale(2)Includes mark on loans from ACBI and prior SSB acquisitions32 1Q22% of Total Loans(1)Allowance for Credit Losses (“ACL”) Non-PCD ACL$227.8PCD ACL72.6Total ACL$300.41.14%Reserve for Unfunded Commitments Reserve for unfunded commitments30.40.11%Total ACL plus Reserve for Unfunded Commitments$330.81.25%Unrecognized Discount –Acquired Loans (2)100.70.38%Loss Absorption Capacity$431.51.63%Total Loans Held for Investment (1)$26,437

SIGNIFICANT PURCHASE ACCOUNTING MARKS[1]

	Loan Balance (2)		% of Total		Credit Mark				Interest Mark				Total Mark			
NonPCD Loans	~$	2.3B	95	%	~$	20.5mm	~0.9	%	~$	14.4mm	~0.6	%	~$	34.9mm	~1.5	%
PCD Loans	~$	0.1B	5	%	~$	9.2mm	~8.2	%	~$	4.5mm	~4.0	%	~$	13.7mm	~12.2	%
Total	**$**	**2.4B**			**$**	**29.7mm**	**~1.2**	**%**	**$**	**18.9mm**	**~0.8**	**%**	**$**	**48.7mm**	**~2.0**	**%**

- ~$9.2 million credit mark on PCD loans (~8.2%); total interest discount of ~$4.5 million to be amortized into interest income over time
- NonPCD credit mark of ~$20.5 million and total interest discount of ~$14.4 million totaling ~$34.9 million to be amortized into interest income over time
- Day 2 entries include a provision for credit losses for NonPCD loans and UFC of ~$17.1 million

- **Core Deposit Intangible:** ~$17.5 million (~0.63% of core deposits)

Dollars in millions, unless otherwise noted

(1) Loan marks are preliminary and are subject to changes upon finalization

(2) Excludes LHFS

33

BRANCH OPTIMIZATION 85 BranchesAverage Size $40M 422 Branches Acquired Plus12 DeNovo Branches 236 Branches Consolidated or Sold 283 BranchesAverage Size $137M ~ 243% growth in deposits per branch 854342362832009 …..……………..………..……....…………………………….. 1Q 202234

TECHNOLOGY | DIGITAL

2020-2022 Foundation

- ✓ System Conversion Complete
- ✓ Tech Stack with Best-in-Class Systems
- ✓ Talent retained and in place for next phase

Consumer Mobile/Online

Azure API

Future

- Strategic Talent Adds
- Efficiency, Capacity, Automation
- Data Analytics
- Money Movement
- Digital First

Digital Only Sales	1Q2022	Target: Best in Class
Deposit Accounts	21%	~ 50%
Consumer Loans	16%	~ 50%
SBA 7A	11%	
Mortgage Loans	5%	
Digital Deposits*	32%	~80%

**Mobile Deposits, ATM & RDC*

35

NON-GAAP RECONCILIATIONS – RETURN ON AVG. TANGIBLE COMMON EQUITY & PPNR RETURN ON AVG. ASSETS

Return on Average Tangible Equity

	4Q21	1Q22
Net income (GAAP)	$ 106,846	$ 100,329
Plus:		
Amortization of intangibles	8,517	8,494
Effective tax rate, excluding DTA write-off	21 %	21 %
Amortization of intangibles, net of tax	6,735	6,688
Net income plus after-tax amortization of intangibles (non-GAAP)	$ 113,581	$ 107,017
Average shareholders' common equity, excluding preferred stock	$ 4,794,414	$ 4,937,165
Less:		
Average intangible assets	1,713,888	1,831,250
Average tangible common equity	$ 3,080,526	$ 3,105,915
Return on Average Tangible Common Equity (Non-GAAP)	**14.6%**	**14.0%**

PPNR Return on Average Assets

	4Q21	1Q22
PPNR, Adjusted (Non-GAAP)	$ 132,604	$ 129,240
Average assets	41,359,708	42,946,332
PPNR ROAA	**1.27%**	**1.22%**

Dollars in thousands

The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income.

36

NON-GAAP RECONCILIATIONS –ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) Dollarsinthousands,exceptforpersharedata37 Adjusted Net Income4Q211Q22Net income (GAAP)106,846$ 100,329$ Plus:Securities gains, net of tax(2) - Initial provision for credit losses - NonPCD loans and UFC from the ACBI merger, net of tax- 13,492 Merger and branch consolidation related expense, net of tax5,255 8,092 Adjusted Net Income (Non-GAAP)112,099$ 121,913$ Adjusted EPS 4Q211Q22Diluted weighted-average common shares70,290 72,111 Adjusted net income (non-GAAP)112,099$ 121,913$ Adjusted EPS, Diluted (Non-GAAP)1.59$ 1.69$

NON-GAAP RECONCILIATIONS – ADJUSTED RETURN ON AVG. ASSETS & AVG. TANGIBLE COMMON EQUITY

Adjusted Return on Average Assets

	4Q21	1Q22
Adjusted net income (non-GAAP)	$ 112,099	**$ 121,913**
Total average assets	41,359,708	**42,946,332**
Adjusted Return on Average Assets (Non-GAAP)	**1.10%**	**1.15%**

Adjusted Return on Average Tangible Common Equity

	4Q21	1Q22
Adjusted net income (non-GAAP)	$ 112,099	**$ 121,913**
Plus:		
Amortization of intangibles, net of tax	6,735	**6,688**
Adjusted net income plus after-tax amortization of intangibles (non-GAAP)	$ 118,834	**$ 128,601**
Average tangible common equity	$ 3,080,526	**$ 3,105,915**
Adjusted Return on Average Tangible Common Equity (Non-GAAP)	**15.64%**	**16.79%**

Dollars in thousands

The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income.

38

NON-GAAP RECONCILIATIONS –NET INTEREST MARGIN & CORE NET INTEREST INCOME (EXCLD. FMV & PPP ACCRETION) DollarsinthousandsDollars in thousands, except for per share data39 Net Interest Margin - Tax Equivalent (Non-GAAP)1Q212Q213Q214Q211Q22Net interest income (GAAP)261,998$ 253,130$ 259,986$ 258,104$ 261,474$ Tax equivalent adjustments1,286 1,424 1,477 1,734 1,885 Net interest income (tax equivalent) (Non-GAAP)263,284$ 254,554$ 261,463$ 259,838$ 263,359$ Average interest earning assets34,231,928$ 35,631,605$ 36,218,437$ 37,031,640$ 38,527,023$ Net Interest Margin - Tax Equivalent (Non-GAAP)3.12%2.87%2.86%2.78%2.77%Core Net Interest Margin excluding FMV & PPP Accretion (Non-GAAP)4Q211Q22Net interest income (GAAP)258,104$ 261,474$ Less: Total accretion on acquired loans7,707 6,741 Deferred fees on PPP loans5,655 983 Core Net Interest Margin excluding FMV & PPP Accretion (Non-GAAP)244,742$ 253,750$

NON-GAAP RECONCILIATIONS – PPNR, ADJUSTED & CORRESPONDENT & CAPITAL MARKETS INCOME (UNAUDITED)

PPNR, Adjusted (Non-GAAP)

	1Q21 SSB	2Q21 SSB	3Q21 SSB	4Q21 SSB	1Q22 SSB
Net interest income (GAAP)	$ 261,998	$ 253,130	$ 259,986	$ 258,104	**$ 261,474**
Plus:					
Noninterest income	96,285	79,020	87,010	91,894	**86,090**
Less:					
Gain on sale of securities	-	36	64	2	**-**
Total revenue, adjusted (non-GAAP)	$ 358,283	$ 332,114	$ 346,932	$ 349,996	**$ 347,564**
Less:					
Noninterest expense	228,711	263,383	232,290	224,037	**228,600**
PPNR (Non-GAAP)	$ 129,572	$ 68,731	$ 114,642	$ 125,959	**$ 118,964**
Plus:					
Merger and/or branch consolid. expense	10,009	32,970	17,618	6,645	**10,276**
Extinguishment of debt cost	-	11,706	-	-	**-**
Total adjustments	$ 10,009	$ 44,676	$ 17,618	$ 6,645	**$ 10,276**
PPNR, Adjusted (Non-GAAP)	**$ 139,581**	**$ 113,407**	**$ 132,260**	**$ 132,604**	**$ 129,240**

Correspondent & Capital Market Income

	1Q21 SSB	2Q21 SSB	3Q21 SSB	4Q21 SSB	1Q22 SSB
ARC revenues	$ 10,370	$ 9,433	$ 9,853	$ 16,686	**$ 15,150**
FI revenues	15,052	14,280	13,139	11,317	**10,697**
Operational revenues	3,326	2,164	2,172	2,213	**2,147**
Total Correspondent & Capital Market Income	**$ 28,748**	**$ 25,877**	**$ 25,164**	**$ 30,216**	**$ 27,994**

Dollars in thousands

40

NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: EFFICIENCY RATIOS & NET INTEREST MARGIN(UNAUDITED)

	1Q21	2Q21	3Q21	4Q21	1Q22
	SSB	SSB	SSB	SSB	SSB
Noninterest expense (GAAP)	$ 228,711	$ 263,383	$ 232,290	$ 224,037	**$ 228,600**
Less: Amortization of intangible assets	9,164	8,968	8,543	8,517	**8,494**
Adjusted noninterest expense (non-GAAP)	$ 219,547	$ 254,415	$ 223,747	$ 215,520	**$ 220,106**
Net interest income (GAAP)	$ 261,998	$ 253,130	$ 259,986	$ 258,104	**$ 261,474**
Tax Equivalent ("TE") adjustments	1,286	1,424	1,477	1,734	**1,885**
Net interest income, TE (non-GAAP)	$ 263,284	$ 254,554	$ 261,463	$ 259,838	**$ 263,359**
Noninterest income (GAAP)	$ 96,285	$ 79,020	$ 87,010	$ 91,894	**$ 86,090**
Less: Gain (loss) on sale of securities	-	36	64	2	**-**
Adjusted noninterest income (non-GAAP)	$ 96,285	$ 78,984	$ 86,946	$ 91,892	**$ 86,090**
Efficiency Ratio (Non-GAAP)	**61%**	**76%**	**64%**	**61%**	**63%**
Noninterest expense (GAAP)	$ 228,711	$ 263,383	$ 232,290	$ 224,037	**$ 228,600**
Less:					
Merger and/or branch consolid. expense	10,009	32,970	17,618	6,645	**10,276**
Extinguishment of debt cost	-	11,706	-	-	**-**
Amortization of intangible assets	9,164	8,968	8,543	8,517	**8,494**
Total adjustments	$ 19,173	$ 53,644	$ 26,161	$ 15,162	**$ 18,770**
Adjusted noninterest expense (non-GAAP)	$ 209,538	$ 209,739	$ 206,129	$ 208,875	**$ 209,830**
Adjusted Efficiency Ratio (Non-GAAP)	**58%**	**63%**	**59%**	**59%**	**60%**
Average Interest-earning Assets	$ 34,231,928	$ 35,631,605	$ 36,218,437	$ 37,031,640	**$ 38,527,023**
Net interest income, TE (non-GAAP)	263,284	254,554	261,463	259,838	**263,359**
Net Interest Margin (Non-GAAP)	**3.12%**	**2.87%**	**2.86%**	**2.78%**	**2.77%**

Dollars in thousands

41

NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: INVESTMENTS, FED FUNDS SOLD & INT. EARNING CASH(UNAUDITED)

	Combined Business Basis (SSB & CSFL)*														
	4Q19			1Q20			2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22
	SSB	CSFL	Combined (1)	SSB	CSFL	Combined (1)	SSB	SSB	SSB	SSB	SSB	SSB	SSB	SSB
Fed Funds & Interest Earning Cash	$ 426,685	$ 163,890	$ 590,575	$ 1,003,257	$ 1,033,586	$ 2,036,843	$ 3,983,047	$ 4,127,250	$ 4,245,949	$ 5,581,581	$ 5,875,078	$ 5,701,002	$ 6,366,494	**$ 5,444,234**
Investments	2,005,171	2,094,614	4,099,785	2,034,189	2,342,822	4,377,011	3,271,148	3,747,128	4,446,657	5,267,271	5,719,031	6,433,631	7,173,947	**8,931,233**
Total Assets	$ 15,921,092	$ 17,142,025	$ 33,063,117	$ 16,642,911	$ 18,596,292	$ 35,239,203	$ 37,725,356	$ 37,819,366	$ 37,789,873	$ 39,730,332	$ 40,375,869	$ 40,903,708	$ 41,960,032	**$ 46,201,541**
Fed Funds & Interest Earning Cash / Assets			**1.8%**			**5.8%**	**10.6%**	**10.9%**	**11.2%**	**14.1%**	**14.6%**	**13.9%**	**15.2%**	**11.8%**
Investments / Assets			**12.4%**			**12.4%**	**8.7%**	**9.9%**	**11.8%**	**13.3%**	**14.2%**	**15.7%**	**17.1%**	**19.3%**

Dollars in thousands

(1) Does not include purchase accounting adjustments

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. The combined historical information excludes ACBI.

42

NON-GAAP RECONCILIATIONS –TANGIBLE BOOK VALUE / SHARE & TANGIBLE COMMON EQUITY RATIO Dollarsinthousands,exceptforpersharedata43 Tangible Book Value per Common Share1Q212Q213Q214Q211Q22Shareholders' common equity (excludes preferred stock)4,719,820$ 4,757,623$ 4,792,941$ 4,802,940$ 5,174,408$ Less: Intangible assets1,733,619 1,726,211 1,717,669 1,709,152 2,064,388 Tangible shareholders' common equity (excludes preferred stock)2,986,201$ 3,031,412$ 3,075,272$ 3,093,788$ 3,110,020$ Common shares issued and outstanding71,060,446 70,382,728 69,918,037 69,332,297 75,761,018 Tangible Book Value per Common Share (Non-GAAP)42.02$ 43.07$ 43.98$ 44.62$ 41.05$ Tangible Common Equity ("TCE") Ratio4Q211Q22Tangible common equity (non-GAAP)3,093,788$ 3,110,020$ Total assets (GAAP)41,960,032 46,201,541 Less:Intangible assets1,709,152 2,064,388 Tangible asset (non-GAAP)40,250,880$ 44,137,153$ TCE Ratio (Non-GAAP)7.7%7.0%